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                                 AMENDMENT NO. 3
                                       TO
                           THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 ("Amendment") is entered into as of September 27, 1996, among GENERAL DATACOMM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware ("GDC"), GENERAL DATACOMM, INC., a corporation organized under the laws of the State of Delaware, GDC REALTY, INC., a corporation organized under the laws of the State of Texas, GDC NAUGATUCK, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM INTERNATIONAL CORP., a corporation organized under the laws of the State of Delaware, GDC FEDERAL SYSTEMS, INC. (formerly known as GENERAL DATACOMM SYSTEMS, INC.), a corporation organized under the laws of the State of Delaware (each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each a "Lender" and collectively, "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a New York corporation, as agent for Lenders (BNYCC in such capacity, "Agent").

                                   BACKGROUND

         Borrowers, Lenders and Agent are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of November 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders consent to the issuance of certain preferred stock of GDC and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders or Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

     (a) Section 1.2 of the Loan Agreement is amended by adding the following definition in the appropriate alphabetical order:

         "Preferred   Stock"  means  the  9%   $20,000,000   Cumulative
         Convertible Exchangeable Preferred Stock of GDC to be issued on or about September 30, 1996.

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     (b) The  following  language is added to the end of Section 7.7 of the Loan
Agreement:

         "provided, however, GDC may pay dividends on the Preferred Stock in accordance with the terms thereof so long as (i) no notice of termination with regard to this Agreement shall be outstanding and (ii) no Default or Event of Default shall have occurred and be continuing prior to or after giving effect to such payment."

     (c) Section 7.8 of the Loan Agreement is amended by deleting the period at the end thereof and replacing it with the following language:

         "; and (vii) Indebtedness evidenced by the Preferred Stock provided that in the event the Preferred Stock is converted into subordinated debt in accordance with the terms thereof such debt is subordinated to the Obligations on terms and conditions satisfactory to Agent, Lenders and their counsel."

     3. Conditions of Effectiveness. This Amendment shall become effective upon receipt by Agent of (i) four (4) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantors, (ii) the Certificate of the Powers, Designation, Preferences, Rights and Limitations of the Preferred Stock and
(iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

     4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

     (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

     (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

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     5.       Effect on the Loan Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                            GENERAL DATACOMM INDUSTRIES, INC.
                                            GENERAL DATACOMM, INC.
                                            GDC REALTY, INC.
                                            GDC NAUGATUCK, INC.
                                            GENERAL DATACOMM INTERNATIONAL CORP.
                                            GDC FEDERAL SYSTEMS, INC.

                                            By:/s/ Dennis J. Nesler
                                               Name: Dennis J. Nesler
                                               Its: Vice President and Treasurer

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                                        THE BANK OF NEW YORK COMMERCIAL
                                            CORPORATION, as Agent and Lender

                                            By:/s/ Michael Lustbader
                                               Name: Michael Lustbader
                                               Its:  Vice President


CONSENTED AND AGREED TO:

DATACOMM RENTAL CORPORATION

By:/s/ Dennis J. Nesler
   Name:  Dennis J. Nesler
   Its: V.P. and Treasurer


GENERAL DATACOMM LTD.

By:/s/ Dennis J. Nesler
   Name: Dennis J. Nesler
   Its: V.P. and Treasurer

GENERAL DATACOMM FRANCE S.A.R.L.

By:/s/ Dennis J.Nesler
   Name:  Dennis J. Nesler
   Its: V.P. and Treasurer

GENERAL DATACOMM DE MEXICO S.A. DE C.V.

By:/s/ Dennis J. Nesler
   Name: Dennis J. Nesler
   Its: V.P. and Treasurer


GENERAL DATACOMM PTY LIMITED

By:/s/ Dennis J. Nesler
   Name: Dennis J. Nesler
   Its: V.P. and Treasurer

GENERAL DATACOMM S.A.R.L.

By:/s/ Dennis J. Nesler
   Name: Dennis J. Nesler
   Its: V.P. and Treasurer
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